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                                                                   EXHIBIT 23.17

                         [HOGAN & SLOVACEK LETTERHEAD]



                         INDEPENDENT AUDITOR'S CONSENT


     We consent to the use of our report dated July 17, 1998, with respect to the financial statements of Summit Environmental corporation, Inc. included in two Registration Statements (Amendment No. 5 to Form SB-2 and Amendment No. 5 to Form S-4) of Summit Environmental Corporation, Inc.


                                         /s/ HOGAN & SLOVACEK



Oklahoma City, Oklahoma
November 3, 1998